For the six-month period ended (a) 6/30/97
File number (c) 811-2896

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Metropolitan Trans Authority NY Commuter Facs
Rev

2.   Date of Purchase
        5/10/96

3.   Number of Securities Purchased
       75,000 - Due 07/01/2028

4.   Dollar Amount of Purchase
       $7,407,675

5.   Price Per Unit
       $98.769 - Due 07/01/2028

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Smith Barney

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Merrill Lynch & Co.
       Artemis Capital Group
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       First Albany Corp.
       Pryor, McClendon, Counts & Co., Inc.
       JP Morgan & Co.
       Morgan Stanley & Co.
       Cambridge Partners LLC
       Greenwich Partners Inc.
       Samuel A. Ramiriz & Co.
       Dillion, Reed & Co. Inc.
       PaineWebber Inc.
       Lehman Brothers
       Citicorp Securities
       Lebenthal & Co.
       William E. Simon & Sons




For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       California St Pub Wks Brd Dept of Corrections

2.   Date of Purchase
        5/01/96

3.   Number of Securities Purchased
       40,000 - Due 01/01/2012

4.   Dollar Amount of Purchase
       $3,979,280

5.   Price Per Unit
       $99.482 - Due 0017/01/2012

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       Bear Stearns
       BA Securities Inc.
       Prudential Securities Incorporated
       Yaeger Capital Markets, Inc.
       EJ De La Ross & Co.

For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       The City of New York

2.   Date of Purchase
        8/8/96

3.   Number of Securities Purchased
       70,000 - Due 08/15/2015

4.   Dollar Amount of Purchase
       $7,255,150

5.   Price Per Unit
       $103.645 - Due 08/15/2011

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Artemis Capital Group
       Grigsby Bradford & Co. Inc.
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       Advest Inc.
       MR Beal & Company
       Citicorp Securities
       PaineWebber Inc.
       Oppenheimer & Co.
       Muriel Siebert & Co.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co
       AG Edwards & Sons
       Cambridge Partners LLC
       Lebenthal & Co.
       Pryor McClendon, Counts
       Roosevelt & Cross
       William E. Simon & Sons Municipal Securites
For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
        NY State Local Govt Assist Corp

2.   Date of Purchase
        11/20/96

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $981,890

5.   Price Per Unit
       $98.189

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Artemis Capital Group
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       MR Beal & Company
       PaineWebber Inc.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co.
       Pryor McClendon, Counts
       Roosevelt & Cross
       William E. Simon & Sons Municipal Securites
       WR Lazard, Laidlaw & Luther Inc.
       Dillon, Reed & Co., Inc.

For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
        NY State Local Govt Assist Corp

2.   Date of Purchase
        11/20/96

3.   Number of Securities Purchased
       65,000

4.   Dollar Amount of Purchase
       $6,382,285

5.   Price Per Unit
       $98.189

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Artemis Capital Group
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       MR Beal & Company
       PaineWebber Inc.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co.
       Pryor McClendon, Counts
       Roosevelt & Cross
       William E. Simon & Sons Municipal Securites
       WR Lazard, Laidlaw & Luther Inc.
       Dillon Reed & Co., Inc.


For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
        NY State Urban Development Corp, - Empire State
        Development Corp

2.   Date of Purchase
        11/01/96

3.   Number of Securities Purchased
       60,000

4.   Dollar Amount of Purchase
       $5,722,560

5.   Price Per Unit
       $95.376

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber Incorporated

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       MR Beal & Company
       PaineWebber Inc.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co.
       Roosevelt & Cross
       William E. Simon & Sons Municipal Securites
       Dillon Reed & Co., Inc.
       Cambridge Partners LLC
       Carmona, Motley & Co., Inc.
       Fleet Securities


For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
        NY City Water

2.   Date of Purchase
        10/18/96

3.   Number of Securities Purchased
       54,000

4.   Dollar Amount of Purchase
       $5,096,250

5.   Price Per Unit
       $94.375

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        PaineWebber Incorporated

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       PaineWebber Inc.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co.
       William E. Simon & Sons Municipal Securites
       Dillon Reed & Co., Inc.
       Reinoso & Company Incorporated
       David Lerner Associates, Inc.
       A.G. Edwards & Sons, Inc.
       Artemis Capital Group, Inc.


For the fiscal year ended (a) 4/30/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
        New York City

2.   Date of Purchase
        1/17/97

3.   Number of Securities Purchased
       60,000

4.   Dollar Amount of Purchase
       $5,827,680

5.   Price Per Unit
       $97.128

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs & Company

7.   Other Members of the Underwriting Syndicate

       Merrill Lynch & Co.
       Morgan Stanley & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Samuel A. Ramirez & Co.
       Bear Stearns & Co.
       MR Beal & Company
       PaineWebber Inc.
       Lehman Brothers
       Smith Barney
       First Albany Corporation
       JP Morgan & Co.
       Roosevelt & Cross
       William E. Simon & Sons Municipal Securites
       Cambridge Partners LLC
       Artemis Capital Group
       Aubrey G. Lanston & Co. Inc.
       Grigsby Brandford & Co. Inc.
       A.G. Edwards and Sons, Inc.
       Advest, Inc.
       Pryor, McClendon, Counts & Co., Inc
       Lebenthal & Co, Inc.
       Citicorp Securities
       Oppenheimer & Co. Inc.
       Muriel Siebert & Co. Inc.